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                              SEASONS SERIES TRUST

                SUPPLEMENT TO THE PROSPECTUS DATED JULY 29, 2005

Effective January 26, 2006, the Board of Trustees of Seasons Series Trust (the "Trust") approved a new Subadvisory Agreement between AIG SunAmerica Asset Management Corp. ("SAAMCo") and Ibbotson Associates Advisors LLC ("Ibbotson"), or an affiliated company, with respect to the Allocation Growth Portfolio, Allocation Moderate Growth Portfolio, Allocation Moderate Portfolio and Allocation Balanced Portfolio of the Trust as a result of the anticipated acquisition by Morningstar, Inc. The closing of the acquisition is expected to take place during the first quarter of 2006. The new Subadvisory Agreement will become effective upon such closing.

The effective change of control of Ibbotson will constitute an "assignment", as the term is defined by Section 2(a)(4) of the Investment Company Act of 1940, as amended (the "1940 Act"). As required by Section 15(a)(4) of the 1940 Act, the existing Subadvisory Agreement between SAAMCo and Ibbotson provides for automatic termination upon assignment, and pursuant to the terms of an exemptive order for the Securities and Exchange Commission, SAAMCo is permitted, under certain conditions and subject to board approval, to continue the employment of existing subadvisers and to enter into new subadvisory agreements with such subadviser without obtaining share holder approval.

The change in control of Ibbotson will not result in any modifications to the investment objective, principal investment strategies, portfolio managers, or the advisory or subadvisory fees.

Dated:  February 1, 2006


Version 4 and Combined Master